Exhibit 99.2

                             CRDENTIA CORP.

        Unaudited Pro Forma Combined Condensed Financial Statements

The following unaudited pro forma combined condensed financial statements have been prepared to give effect to the merger of Crdentia Corp., Nurses Network, Inc., Baker Anderson Christie, Inc., and New Age Staffing, Inc., ("the Acquired Companies") using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial statements. Management has previously reported the pro forma combined condensed financial statements of Baker Anderson Christie, Inc. and New Age Staffing, Inc., but has elected to present them in conjunction with those of Nurses Network, Inc. for greater clarity to the reader. These pro forma statements were prepared as if the transaction had been completed as of January 1, 2002.

The unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations that would have actually been reported had the transaction occurred on January 1, 2002, nor are they necessarily indicative of the future results of operations. The pro forma combined condensed financial statements include adjustments, which are based upon preliminary estimates, to reflect the allocation of purchase price to the acquired asset s and assumed liabilities of the Acquired Companies. The preliminary purchase price allocation is subject to revision as more detailed analysis is completed and additional information on the fair values of these assets and liabilities becomes available. Any change in the fair value of the net assets of the Acquired Companies will change the amount of the purchase price allocable to goodwill. Final purchase accounting adjustments may differ materially from the pro forma adjustments presented herein.

These unaudited pro forma combined condensed financial statements are based upon the respective historical consolidated financial statements of Crdentia Corp. and the Acquired Companies and should be read in conjunction with the historical consolidated financial statements of these companies and related notes. Also refer to "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the reports and other information Crdentia Corp. has on file with the SEC.

The pro forma adjustments described in the accompanying notes are preliminary and are based on management's assumptions. Management has engaged an independent third party professional appraisal firm to perform the required valuation of the fair value of the net assets acquired and of Crdentia's restricted common stock issued to the former shareholders of the
 Acquired Companies. Based upon the preliminary findings of this independent appraiser, for pro forma purposes, management has assumed the value of Crdentia's common stock to be $0.36 per share. There can be no assurance that the actual fair value of Crdentia's common stock will equal $0.36 per share. Management intends to file an amended 8-K if the valuation results in material differences from assumed value.

                                  CRDENTIA CORP.
55:UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 2002

	                                            Historical	                                 Pro Forma
                                  ----------------------------------------------------------------------------------
	                          Crdentia(1)   BAC	    New Age     Nurses Network      Adjustments  Combined
                                  ----------------------------------------------------   ---------------------------
Revenue                           $       -     $2,429,208  $5,663,672  $459,088            $      -     $8,551,968
Cost of revenue   	                  -      1,911,077   4,126,495   430,956                   -      6,468,528
                                  ------------ ------------ ----------- --------------   -------------- ------------
Gross profit                              -        518,131   1,537,177    28,132                   -      2,083,440
Selling, general &                  433,771        408,082   1,059,119    88,141                   -      1,989,113
   administrative expenses        ------------ ------------ ----------- --------------   -------------- ------------

(Loss)/income from operations      (433,771)       110,049     478,058   (60,009)                  -         94,327
Amortization of intangibles               -              -           -         -   	      96,000 (a)     96,000
Interest expense                          -          1,766      80,229     6,853                   -         88,848
                                  ------------ ------------ ----------- --------------   -------------- ------------
(Loss)/income before income taxes  (433,771)       108,283     397,829   (66,862)            (96,000)       (90,521)
Provision for income taxes                -            800     113,000       800            (113,000)(b)      1,600
                                  ------------ ------------ ----------- --------------   -------------- ------------
Net (loss)/income                 $(433,771)      $107,483   $ 284,829  $(67,662)           $ 17,000     $  (92,121)
                                  ============ ============ =========== ==============   ============== ============
Basic loss per share	          $   (0.05)                                                             $    (0.01)
                                  ==========                                                             ===========
Fully diluted loss per share	  $   (0.05)                                                             $    (0.01)
                                  ==========                                                             ===========
Weighted average number of shares
   outstanding (basic)             8,562,822                                                             16,004,681
                                  ==========                                                             ===========
Weighted average number of shares
   outstanding (fully diluted)     8,562,822                                                             17,870,230
                                  ==========                                                             ===========

(1) On October 22, 2002, Crdentia's board of directors voted to change the Company's fiscal year end from August 31st to December 31st. As such, Crdentia's results of operations for the twelve months ended December 31, 2002 were calculated by adding the results of operations for the four months ended December 31, 2002 and deducting the results of operations for the four months ended December 31, 2001 from the results of operations for the twelve months ended August 31, 2002.


The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

                                   CRDENTIA CORP.
111:  UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED JUNE 30, 2003"


	                                         Historical                                     Pro Forma
                                 ---------------------------------------------------------------------------------
	                         Crdentia     BAC         New Age     Nurses Network      Adjustments   Combined
                                 ----------- ------------ ----------- -----------------  -------------  ----------
Revenue	                         $        -   $1,004,119  $4,743,392  $  296,539          $       -     $6,044,050
Cost of revenue	                          -      751,754   3,515,255     258,410                  -      4,525,419
			 	 ----------- ------------ ----------- -----------------  -------------  ----------
Gross profit                              -      252,365   1,228,137      38,129                  -      1,518,631
Selling, general &
   administrative expenses          560,043      240,775     692,344      60,183                  -      1,553,345
	                         ----------- ------------ ----------- -----------------  -------------  ----------
(Loss)/income from operations      (560,043)      11,590     535,793     (22,054)                 -        (34,714)
Amortization of intangibles               -            -           -           -             48,000 (a)     48,000
Interest expense                      4,858          537      58,871       4,139                  -         68,405
                                 ----------- ------------ ----------- ----------------   -------------  ----------
(Loss)/income before income taxes  (564,901)      11,053     476,922     (26,193)           (48,000)      (151,119)
Provision for income taxes                -          663     190,388         800           (190,388)(b)      1,463
Net (loss)/income                $ (564,901)   $  10,390   $ 286,534  $  (26,993)         $ 142,388      $(152,582)
                                 =========== ============ =========== ================   =============  ===========

Basic loss per share             $    (0.06)                                                             $   (0.01)
                                 ===========                                                             =========

Fully diluted loss per share     $    (0.06)                                                             $   (0.01)
                                 ===========                                                             =========

Weighted average number of
   shares outstanding (basic)    10,036,728                                                             18,480,865
                                 ===========                                                            ===========
Weighted average number of shares
   outstanding (fully diluted)	 10,036,728 							        20,351,540
                                 ===========                                                        	===========


The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

                                       CRDENTIA CORP.
        UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                                       June 30, 2003

 	                                       Historical	                                  Pro Forma
                                 ------------------------------------------------------------------------------
                                 Crdentia   BAC       New Age     Nurses Network      Adjustments   Combined
                                 ---------- --------- ----------- ----------------   ------------- ------------
ASSETS
Current assets
  Cash                           $   6,215  $127,424  $   60,567  $  2,076                          $   196,282
  Accounts receivable, net               -   119,498     844,501    40,006                            1,004,005
  Unbilled revenue                       -         -     254,674         -                              254,674
  Prepaid expenses                  46,974         -     195,388    10,301                              252,663
  Other receivables	             1,750         -           -         -                                1,750
                                 ---------- --------- ----------- ---------------   ------------- -------------
    Total current assets            54,939   246,922   1,355,130    52,383                     -      1,709,374
                                 ---------- --------- ----------- ---------------   ------------- -------------
Long term assets
  Fixed assets, net                  5,285     4,878      28,346     1,696                               40,205
  Prepaid rent                       4,560         -           -         -                                4,560
  Website development, net           2,332         -           -         -                                2,332
  Security deposits                  9,119         -      28,581       800                               38,500
  Goodwill                               -         -           -         -            $3,803,879(c)   3,803,879
  Other intangible assets, net           -         -           -         -            $  480,000(c)     480,000
                                 ---------- --------- ----------- ---------------   ------------- -------------
                                    21,296     4,878      56,927     2,496             4,283,879      4,369,476
                                 ---------- --------- ----------- ---------------   ------------- -------------
TOTAL ASSETS	                 $  76,235  $251,800  $1,412,057  $ 54,879            $4,283,879     $6,078,850
                                 ========== ========= =========== ===============   ============= =============

LIABILITIES & STOCKHOLDERS' EQUITY

Liabilities
  Accounts payable and
    accrued liabilities          $ 220,220  $113,318  $  414,450  $ 12,557                           $  760,545
  Revolving lines of credit              -         -           -    50,235               (50,235)(c)          -
  Short term notes payable         180,000         -     585,650    64,000            $1,297,552 (c)  2,127,202
  Deferred revenue                       -    13,644           -         -                               13,644
                                 --------- ---------- ----------- ---------------   -------------- ------------
    Total current liabilities      400,220   126,962   1,000,100   126,792             1,247,317      2,901,391

  Long term portion of notes payable     -         -           -         -               402,880 (c)    402,880
                                 --------- ---------- ----------- ---------------   -------------- ------------
                                   400,220   126,962   1,000,100   126,792             1,650,197      3,304,271
                                 --------- ---------- ----------- ---------------   -------------- ------------
Stockholders' Equity
						                                             748 (c)
  Common stock                       1,100     6,000      50,090     4,000               (60,090)(c)      1,848
  Additional paid in capital,
    net of costs incurred to
    obtain financing               902,165         -           -   102,213             2,693,024 (c)  3,697,402
 (Accumulated deficit)/
    retained earnings           (1,227,250)  118,838     361,867  (178,126)                            (924,671)
                                 --------- ---------- ----------- ---------------   -------------- ------------
                                  (323,985)  124,838     411,957   (71,913)            2,633,682      2,774,579
                                 --------- ---------- ----------- ---------------   -------------- ------------
TOTAL LIABILITIES &
   STOCKHOLDERS' EQUITY          $  76,235  $251,800  $1,412,057  $ 54,879            $4,283,879     $6,078,850
                                 ========= ========== =========== ===============   ============== ============

The accompanying notes are an integral part of these unaudited pro forma combined condensed financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. Basis of Pro Forma Presentation

On August 7, 2003, the Company acquired Baker Anderson Christie, Inc. ("BAC") in exchange for a minimum of 480,000 shares of its common stock at an appraised value of $0.36 per share. The Company will account for the merger under the purchase method of accounting.

On September 22, 2003, the Company acquired New Age Staffing, Inc. ("New Age") for a purchase price of $2,050,000 in cash and notes payable to the former shareholders of New Age. Additionally, these former shareholders were issued 6,884,614 shares of the Company's common stock at an appraised value of $0.36 per share. The Company will account for the merger under the purchase method of accounting.

On October 2, 2003, the Company acquired Nurses Network, Inc. ("Nurses Network") in exchange for a minimum of 118,084 shares of its common stock at an appraised value of $0.36 per share. Additionally, the former shareholders were issued notes in the amounts of $50,432 payable within six months of the date of closing and $64,000 payable on the first, second, and third anniversaries of the date of closing.

The unaudited pro forma condensed combined balance sheet at June 30, 2003 is presented to give effect to the merger of Crdentia and the Acquired Companies as if these transactions had been consummated on June 30, 2003. The unaudited pro forma combined condensed statement of operations of Crdentia and the Acquired Companies for the year ended December 31, 2002 is presented as if these transactions had been consummated on January 1, 2002. The unaudited pro forma combined statement of operations for the twelve months ended December 31, 2002 combines the results of operations of Crdentia for the twelve months ended December 31, 2002 and the Acquired Companies' results of operations for the fiscal year ended December 31, 2002. Crdentia's results of operations for the twelve months ended December 31, 2002 were calculated by adding the results of operations for the four months ended December 31, 2002, and deducting the results of operations for the four months ended December 31, 2001, to the results of operations for the twelve months ended August 31, 2002.

Under the purchase method of accounting, the total estimated purchase price is allocated to the Acquired Companies' net tangible and intangible assets based upon their estimated fair value as of the date of completion of the merger. Based upon the estimated purchase price and the preliminary valuation, the preliminary purchase price allocation, which is subject to change based upon Crdentia's final analysis, is as follows:

	                             BAC	  New Age      Nurses Network
Cash acquired	                     $  127,424   $   60,567   $     2,076
Tangible assets acquired	        124,376	   1,351,490        52,803
Customer related intangible assets        5,000	     460,000	    15,000
Goodwill                                161,800    3,618,371        23,708
                                     ----------   ----------   -----------
     Total assets acquired	        418,600	   5,490,428	    93,587
Liabilities assumed	                126,962    1,000,100        12,557
                                     ----------   ----------   -----------
     Net assets acquired	     $  291,638	  $4,490,328   $    81,030
                                     ==========   ==========   ===========

A preliminary estimate of $480,000 has been allocated to amortizable intangible assets consisting of customer relationships with useful lives of five years.

A preliminary estimate of $3.8 million has been allocated to goodwill. Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. In accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", goodwill will not be amortized and will be tested for impairment at least annually. The preliminary purchase price allocation for the acquired companies is subject to revision as more detailed analysis is completed and additional information on the fair values of the acquired companies' assets and liabilities becomes available. Any change in the fair value of the net assets
305:    of the acquired companies will change the amount of the purchase price allocable to goodwill. Final purchase accounting adjustments may therefore differ materially from the pro forma adjustments presented here.

2. Pro Forma Adjustments

The accompanying unaudited pro forma combined condensed financial statements have been prepared as if the merger was completed on June 30, 2003 for balance sheet purposes and as of January 1, 2002 for statements of operations purposes and reflects the following pro forma adjustments:

(a)	Amortization of intangible assets acquired for the year ended December
31, 2002 and the six months ended June 30, 2003. The useful lives of these assets have been assumed to be five years.

(b)	Crdentia has net operating loss carryforwards for federal income tax purposes in excess of the taxable income of the Acquired Companies. As such, there is no income tax expense recognized in these pro forma financial statements. Prior to the merger, both Nurses Network and BAC had been organized as Subchapter S Corporations under the Internal Revenue Code and, accordingly, passed their operating results through to their respective shareholders for taxation on their personal income tax returns.

(c)	To reflect assets acquired and liabilities assumed in the merger.
As more fully discussed in Note 1 above, the Company is obligated to make periodic payments to the former shareholders of Nurses Network, $71,765 of which are payable within the next year, and $21,333 of which are payable in the two subsequent years. As more fully discussed in Item 2, paragraph (a) of our report filed on Form 8-K on October 6, 2003, the Company is obligated to make periodic payments to the former shareholders of New Age, $1,290,000 of which are payable within the next year and $360,000 are payable in the following year.



3. Pro Forma Combined Net Loss Per Share

Shares used to calculate unaudited pro forma combined net loss per share were computed using Crdentia's weighted average shares outstanding during the respective periods. Additionally, the issuance of 118,084 shares to the sellers of Nurses Network, 480,000 shares to the sellers of BAC and 6,884,614 shares to the sellers of New Age were assumed to have occurred on January 1, 2002.

Pursuant to the Common Stock Purchase Agreement dated May 15, 2002 between the Company and James D. Durham, the Company's chairman and CEO, Mr. Durham has the right to acquire a number of shares of Common Stock from the Company equal to 25% of the number of shares of the Company's Common Stock issued to the sellers of the Acquired Companies. Accordingly, Mr. Durham may purchase 1,870,675 shares at a purchase price of $.0001 per share. As of the date of this report, Mr. Durham has not exercised his right under this Agreement. Accordingly, these shares have been included only in the computation of the fully diluted pro forma loss per share in these pro forma financial statements.

In connection with the Company's acquisition program and on-going financing efforts, management, in conjunction with several of the Company's largest shareholders, have determined that it would be in the best interest of the Company to reduce the number of shares of Common Stock that are issued and outstanding. In discussions with management these shareholders agreed on August 6, 2003 to return an aggregate of 3,048,000 shares to the Company for no consideration. These 3,048,000 shares have been canceled by the Company and returned to Treasury. As this event occurred subsequent to the reporting period in this Form 8-K/A, the effect of this transaction has been excluded from the computation of both basic and fully diluted pro forma loss per share in these pro forma financial statements.